UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported):     August 5th, 2002


                               Banyan Corporation
                               ------------------
             (Exact name of registrant as specified in its chapter)


     OREGON                          000-26065                  84-1346327
     ------                          ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


       Suite 500, 1925 Century Park East, Los Angeles, California 90067
      ------------------------------------------------------------------
         (address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (800) 808-0899

ITEM 1.   Changes in Control of Registrant

Not Applicable

ITEM 2.   Acquisition or Disposition of Assets

Not Applicable

ITEM 3.   Bankruptcy or Receivership

Not Applicable

ITEM 4.   Changes in Registrant=s Certifying Accountant

Not Applicable

ITEM 5.   Other Events and Regulation FD Disclosure

On August 5th, 2002 the Registrant publicly disseminated a press release announcing that its wholly owned subsidiary, Chiropractic USA, Inc., has commenced operations of a chain of Chiropractic clinics in the Lake Charles, Louisiana area effective immediately. Under various agreements with Southern Health Care, Inc., Chiropractic USA, Inc. will manage and operate the clinics and is anticipating gross revenue therefrom in the first year of operations of approximately $2,400,000. In addition, Chiropractic USA, Inc. intends to re-brand these clinics under the Chiropractic USA image and marks and to utilize this operation as its role model under which it will franchise Chiropractic clinics across the United States. The Chiropractic USA franchising program will commence forthwith.

The Registrant has consulted extensively with its auditors regarding this transaction. It is anticipated that the Management Agreement under which Chiropractic USA, Inc. will operate the Louisiana Clinics for Southern Health Care, Inc. will result in consolidating the operations of Southern Health Care, Inc. into the financial statements of Chiropractic USA, Inc. and as such will be included in the consolidated financial statements of the Registrant, as provided by Emerging Issues Task Force Consensus 97-2 relating to Physician Practice Management entities.

The information contained in the Press Release is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM 6.   Resignations of Registrant=s Directors

Effective immediately, the Directors Lloyd Parrish and Lawrence Stanley have resigned from the Board for personal reasons.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a) Financial statements of business acquired

           Not Applicable

       (b) Pro forma financial information

           Not Applicable

       (c) Exhibits

           The following Exhibits are filed as a part of this disclosure statement:

           99.1    The Registrant's Press Release dated August 5th, 2002.



ITEM 8.   CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.   REGULATION FD DISCLOSURE.

Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANYAN CORPORATION
                                         ------------------
                                         (Registrant)


Date:   August 5th, 2002                 /s/ Michael J. Gelmon
                                         ____________________________________
                                         Michael J. Gelmon
                                         Chief Executive Officer and Director

EXHIBIT INDEX


Exhibit                                                              Sequential
Number             Description                                       Page Number
------             -----------                                       -----------

99.1               The Registrant's Press Release dated August 5th, 2002



                   Exhibit 99.1


See attached

                                B  A  N  Y  A  N
                        C  O  R  P  O  R  A  T  I  O  N



     FOR IMMEDIATE RELEASE
Please Contact:   Banyan Corporation Investor Relations
                  (800) 808-0899, Michael Gelmon
                  e-mail: mgelmon@banyancorp.com                   PRESS RELEASE
                  www.Banyancorp.com

                               BANYAN ANNOUNCES
                             CHIROPRACTIC USA, INC.
                        COMMENCES LOUISIANA OPERATIONS

Los Angeles, California August 5th, 2002 - Banyan Corporation (OTC BB: "BANY") is pleased to announce that its wholly owned subsidiary, Chiropractic USA, Inc., has concluded its transaction whereby it assumes the operation of a chain of Chiropractic Clinics in the Lake Charles, Louisiana area. Chiropractic USA took over operations immediately upon the closing of the transaction.

Chiropractic USA is anticipating gross revenues from the clinics of approximately $2,400,000 in the first year of operations of the clinics with the potential to expand operations. Banyan CEO, Michael Gelmon commented: "We are delighted with the closing of this transaction as the clinics are first rate, with excellent practitioners, support staff and premises. The revenues generated at the Louisiana clinics will jump start the operations of Chiropractic USA, and reflect well on the consolidated Banyan Financial Statements."

Banyan President, Cory Gelmon stated: "This deal is an excellent starting point for Chiropractic USA, as the clinics will be re-branded under the Chiropractic USA logos and serve as the Chiropractic USA flagship." Mr. Gelmon continued:
"We couldn't have asked for a better group of clinics and personnel to springboard Chiropractic USA operations and to have such an excellent model to replicate in our franchising program. Now that we have our flagship in place, we will commence our franchise rollout immediately and begin the process of creating a true national brand in Chiropractic care." Michael Gelmon concluded:
"Not only are these clinics a great foundation upon which to build our national franchise operation, on a stand alone basis they will add significant revenues and profitability to our company as a whole."

The clinics were purchased by Southern Health Care, Inc., however all operations and income from the clinics have been assigned to Chiropractic USA, Inc. under a comprehensive Management and Operations Agreement. Now that Chiropractic USA, Inc. is operational, Banyan Director Lloyd Parrish has taken this opportunity to retire and has resigned as a Director of Banyan. Mr. Parrish's resignation, coupled with the previous resignation of Lawrence Stanley from the Banyan Board completes the "changing of the guard" at Banyan and has ended the transitional phase of the company.

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA, Inc., is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as franchising chiropractic clinics under its marks and uniform operating systems and practices. In addition, Banyan's wholly owned subsidiary, Doublecase


              1 9 2 5  C E N T U R Y  P A R K  E A S T,  S U I T E  5 0 0
                L O S  A N G E L E S,  C A L I F O R N I A  9 0 0 6 7
                              ( 8 0 0 )  8 0 8 - 0 8 9 9

Corporation, sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

--------------------------------------------------------------------------------
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                      * * *